                                                                    Exhibit 10.8

                           EQUITY INCENTIVE AGREEMENT

         This Equity Incentive Agreement (this "Agreement") is entered into as of July 1, 1996 (the "Effective Date"), by and among Jeong H. Kim, an individual residing in Maryland ("Shareholder"), Kenneth D. Brody, an individual residing in the District of Columbia ("Director"), and Yurie Systems, Inc., a Maryland corporation (the "Company").

                                R E C I T A L S
                                ---------------

         WHEREAS, Shareholder holds approximately 16,000,000 shares of the Company's common stock, $0.01 par value per share (the "Shares"), representing approximately 80% of the outstanding Shares of the Company;

         WHEREAS, Director is serving as a member of the Board of Directors of the Company (the "Board"), and Director intends to so serve for an indefinite period;

         WHEREAS, Shareholder desires to sell, and Director desires to purchase, an option (the "Option") to purchase 1,000,000 Shares (together with any Shares that become subject to the Option pursuant to Article III hereof, the "Option Shares") in connection with Director's commitment to serve as a member of the Board;

         WHEREAS, the Company and Shareholder believe that the sale by Shareholder to Director of such Option, and the granting to Director of certain rights in accordance with the terms of this Agreement, will be beneficial to the Company's shareholders because such sale will enhance Director's efforts to further the growth, profitability and other prospects of the Company and therefore enhance the value of the shareholders' investment in the Company and

         WHEREAS, it is a condition of Shareholder's willingness to sell the Option to Director, and of Director's willingness to purchase the Option, that the Company enter into this Agreement providing certain rights (including registration rights) on the terms and conditions set forth in this Agreement.

                               A G R E E M E N T
                               -----------------

         NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.

                        ISSUANCE AND EXERCISE OF OPTION
                        -------------------------------

          1.   Purchase, Sale and Exercise of Option.
               -------------------------------------

          (a) In connection with Director's services to the Company, Shareholder hereby sells to Director, and Director hereby purchases from Shareholder, the Option for an option purchase price (the "Purchase Price") of $500,000 in cash.

          (b) In consideration for the Option Purchase Price, Director is hereby entitled to purchase from Shareholder, subject to the terms and conditions hereinafter set forth, the Option Shares for an exercise price for each Share purchasable hereunder of $4.00 per Share (as such exercise price may be adjusted pursuant to Article 111, the "Share Exercise Price").

          (c) Director may exercise the Option at any time or from time to time, in whole or in part, by delivery by Director to Shareholder of (i) written notice, which shall state the election to exercise the Option and the number of Option Shares in respect of which the Option is being exercised, and (ii) payment of consideration in the amount of the Share Exercise Price for the Option Shares for which the Option is being exercised. The consideration to be paid for such Option Shares may, at the discretion of Director, include cash or Option Shares received upon a simultaneous exercise of the Option (i.e., Option Shares deemed received pursuant to a "cashless exercise" of the Option); provided, however that Shares may be tendered as consideration only if such
-----------------
Shares constitute valid consideration for the Option Shares under applicable law, are surrendered in good form for transfer and are listed and traded on a national securities exchange or qualified for trading or otherwise traded in the over-the-counter market. The per Share value of Shares tendered as consideration shall be deemed to be the average of the daily closing prices (or the highest bid and asked prices, in the case of Shares traded on the over-the-counter market) for the 20 consecutive trading days prior to the date of such written notice.

          (d) Upon any exercise of the Option, the Company shall: (i) cancel the certificate or certificates representing the Option Shares owned by Shareholder immediately prior to such exercise; (ii) issue and deliver to Director a certificate representing the number of Option Shares with respect to which the Option was exercised and (iii) in the case of an exercise with respect to fewer than all of the Option Shares owned by Shareholder immediately prior to such exercise, issue to Shareholder a certificate representing the number of Option Shares with respect to which the Option at that time has not been exercised, which certificate shall be held in escrow by the Company as escrow agent in accordance with Article 11 and not delivered to Shareholder.

          (e) If the Option is exercised in part, the Option and this Agreement shall remain in force and applicable to all Option Shares not purchased by Director pursuant to such or any prior exercise.

          (f) This Option shall vest in four equal installments on September 3, 1996, December 3, 1996, March 3, 1997 and June 3, 1997 (each, a "Vesting Date"); provided, however, that vesting shall occur on a Vesting Date only if on such
-----------------
Vesting Date Director is serving as a member of the Board of Directors or, in the absence of his election to the Board of Directors of the Company, has tendered written notice of his willingness to serve as a member thereof; provided, further that this Option shall vest in its entirety immediately prior
-----------------
to any Change of Control Event (as defined below). A "Change of Control Event" shall mean any event the result of which is that Shareholder ceases to own beneficially, for purposes of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, 40 % of the voting power of the Company's then outstanding voting securities.

          (g) The term of the Option shall be 20 years from the Effective Date, or until exercised in full or cancelled with the consent of Director.

          (h) The Share Exercise Price and the number of Option Shares purchasable upon exercise of the Option are subject to adjustment as provided in
Article III.

                                  ARTICLE II.

                        PLEDGE OF OPTION SHARES: ESCROW:
                        --------------------------------

                                    LEGENDS
                                    -------

          1. Pledge of Security.  In order to secure Shareholder's obligations
             ------------------
to deliver Option Shares upon exercise of the Option and payment of the applicable Share Exercise Price, Shareholder hereby pledges and assigns to Shareholder, and hereby grants to Shareholder a security interest in, all of Shareholder's right, title and interest in and to the following (the "Pledged Collateral"):

          (a) the Option Shares and the certificates representing the Option Shares and any interest of Shareholder in the entries on the books of any financial intermediary pertaining to the Option Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Option Shares;

          (b) all additional Shares or other of the Company's equity securities, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire Shares or other of the Company's equity securities, that are issued in respect of the Option Shares (which Shares or other securities shall be deemed to be part of the Option Shares), the certificates or other instruments representing such additional Shares, securities, warrants, options or other rights and any interest of Shareholder in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Shares, securities, warrants, options or other rights and

          (c) to the extent not covered by clauses (a) and (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          2.  Escrow.  As promptly as possible after the effective date of this
              ------
Agreement, Shareholder shall deliver all certificates or instruments representing or evidencing the Option Shares to the Company as escrow agent and collateral agent for Director. Shareholder and Director each hereby appoint the Company as escrow agent, and Director hereby appoints the Company as collateral agent, to hold the Option Shares, and the Company hereby accepts such appointments and agrees to hold the Option Shares, and all other Pledged Collateral, in accordance with the terms of this Agreement. The Company shall release Pledged Collateral only as follows:

          (a) Upon its receipt of a written certificate by Director that Director has exercised the Option and tendered to Shareholder the Share Exercise Price in accordance with the terms of the Director's exercise notice pursuant to
Article I hereof, the Company shall deliver to Director the applicable number of Option Shares, together with any other Pledged Collateral held by the Company in respect of such Option Shares.

          (b) Upon expiration of the Option in accordance with Section l(g) of
Article 1, the Company shall release to Shareholder all Pledged Collateral then held by the Company as escrow agent and collateral agent.

          3.  Legends.  Option Shares shall bear certain legends as follows:
              -------

          (a) Each certificate representing Option Shares not yet purchased by Director shall, until expiration of the Option in accordance with Section I (g) of Article I, bear on the face thereof the following legend:

          "Any transfer of the shares represented by this certificate is subject to the conditions specified in the Equity Incentive Agreement dated as of July 1, 1996, by and among Jeong H. Kim, Kenneth D. Brody and Yurie Systems, Inc. (the "Company"). A copy of this Equity Incentive Agreement is on file with the Secretary of the Company at Yurie Systems, Inc., 4601 Presidents Drive, Suite 210, Lanham, MD 20706, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

          (b Each Share issued upon the Director's exercise of the Option under Article I hereof shall bear on the face of the certificate representing such Share the following legend:

          "The common stock evidenced by this certificate has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and, accordingly, the common stock may not be transferred, sold, pledged, hypothecated or otherwise disposed of in the absence of registration under such Act and such laws or pursuant to an exemption therefrom."

                                  ARTICLE Ill.

                             ADJUSTMENT PROVISIONS
                             ---------------------

          1.  Adjustment of Shares.  Subject to the provisions of Section 2 of
              -------------
this Article III, if the outstanding Shares of the Company are increased or exchanged for a different number or kind of shares or other securities, or if additional Shares of new or different securities are distributed in respect of such Shares or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect of such Shares or other securities, an appropriate or proportionate adjustment shall be made in (i) the maximum number of Option Shares issuable hereunder and (ii) the price for each Option Share subject to this Agreement, but without changing the aggregate purchase price as to which the Option remains exercisable. For purposes of any such increase, exchange or distribution, any Option Shares transferred by Shareholder to the Company pursuant to Section 2 of Article II shall be treated in a manner identical to the manner in which any Shares subject to such increase, exchange or distribution are treated.

     2.   Adjustment for Successor Entity.  Upon the dissolution or liquidation
          -------------------------------
of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company, this Agreement shall continue and all obligations of the Company under the Agreement shall be assumed by the successor to the Company and provision shall be made in connection therewith for the substitution for Option Shares of shares of capital stock of the successor to the Company, or a parent or subsidiary thereof, or, if different, the same type of consideration received by holders of Shares, taking into account any pro-rated adjustments as to number and kind of shares and prices as are effected for holders of Shares.

                                  ARTICLE IV.

                   REPRESENTATIONS.  WARRANTIES AND COVENANTS
                   ------------------------------------------

          1.  Representations and Warranties of the Company.  To induce
              ---------------------------------------------
Shareholder and Director to enter into this Agreement and to sell and purchase the Option and the Option Shares hereunder, the Company represents and warrants to each of Shareholder and Director, as follows:

          (a) Organization and Standing: Certificate of Incorporation and
              -----------------------------------------------------------
Bylaws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Maryland and is in good standing under such laws. The Company has the corporate power to own and operate its properties and assets and to carry on its business as currently conducted and the business proposed to be conducted by it.

          (b) Corporate Power: Enforceability.  The Company has all requisite
              -------------------------------
legal and corporate power to enter into this Agreement and to carry out and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms.

          (c) No Conflict.  The execution and delivery of this Agreement by the
              -----------
Company and the performance of its obligations hereunder will not: (a) conflict with or violate the certificate of incorporation or bylaws of the Company; (b) conflict with, violate or constitute a breach or default under any agreement to which the Company is a party; (c) conflict with or violate any order, statute, rule or regulation applicable to the Company or (d) result in the imposition of any lien, security interest, charge, encumbrance or claim whatsoever against the Company or any asset or property of the Company. No consent or filing of any person (other than consents or filings which have been or will be obtained or made) with any governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement or the performance by the Company of its obligations hereunder.

          2.  Representations and Warranties of Shareholder.  To induce Director
              ---------------------------------------------
and the Company to enter into this Agreement and to purchase the Option hereunder, Shareholder represents and warrants to each of Director and the Company, as follows:

          (a) Ownership of Shares. Shareholder is the sole record and
              -------------------
beneficial owner of 16,000,000 Shares, free and clear of all pledges, liens, encumbrances or claims of any kind whatsoever, and no other person has any beneficial interest in or to such Shares. All such Shares have been duly issued by the Company and are fully paid and nonassessable. Upon exercise of the Option with respect to any Option Shares and delivery of the exercise price therefor, Director will own such Shares free and clear of all pledges, liens, encumbrances or claims of any kind whatsoever, and such Shares shall be fully paid and nonassessable.

          (b) Legal Power: Enforceability.  Shareholder has all requisite legal
              ---------------------------
power to enter into this Agreement and to carry out and perform his obligations hereunder. This Agreement constitutes the valid and binding obligation of Shareholder enforceable against him in accordance with its terms.

          (c) No Conflict.  The execution and delivery of the Agreement by
              -----------
Shareholder and the performance of its obligations hereunder will not: (a) conflict with, violate or constitute a breach or default under any agreement to which Shareholder is a party; (b) conflict with or violate any order, statute, rule or regulation applicable to Shareholder or (c) result in the imposition of any lien, security interest, charge, encumbrance or claim whatsoever against Shareholder or any asset or property of Shareholder. No consent or filing of any person (other than consents or filings which have been or will be obtained or made) with any governmental authority on the part of Shareholder is required in connection with the execution and delivery of the Agreement or the performance by Shareholder of its obligations hereunder.

          3.  Representations and Warranties of Director.  To induce Shareholder
              ------------------------------------------
and the Company to enter into this Agreement and to induce Shareholder to sell the Option hereunder and the Company to issue the Option Shares hereunder, Director represents and warrants to each of Shareholder and the Company as follows:

          (a) Legal Power: Enforceability.  Director has all requisite legal
              ---------------------------
power to enter into this Agreement and to carry out and perform his obligations hereunder. This Agreement constitutes the valid and binding obligation of Director enforceable against him in accordance with its terms.

          (b) No Conflict.  The execution and delivery of this Agreement by
              -----------
Director and the performance of his obligations hereunder will not: (a) conflict with, violate or constitute a breach or default under any agreement to which Director is a party; (b) conflict with or violate any order, statute, rule or regulation applicable to Director or (c) result in the imposition of any lien, security interest, charge, encumbrance or claim whatsoever against Director or any asset or property of Director. No consent or filing of any person (other than consents or filings which have been or will be obtained or made) with any governmental authority on the part of Director is required in connection with the execution and delivery of each of the Option Agreements or the performance by Director of its obligations thereunder.

          (c) Investment.  Director is purchasing the Option and the Option
              ----------
Shares for his own account for investment purposes with no intention of distributing or reselling the Option or the Option Shares or any part thereof, or interest therein, in any transaction which would be in violation, or cause Shareholder or the Company to be in violation, of the securities laws of the United States or any state thereof, without prejudice, however, to Director's right at all times to sell or otherwise dispose of all or any part of the Option and the Option Shares under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or under an exemption from such registration requirements available under the Securities Act and any applicable state securities laws in accordance with the legend set forth in
Section 3(b) hereof, and subject, nevertheless, to the disposition of Director's property being at all times within Director's control.

          (d) No Public Market.  Director understands that neither the Option
              ----------------
nor the Option Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, and that Director will have to hold the Option and the Option Shares, and bear the economic risk of such investment, indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (e) No Review By State or Federal Agencies.  Director understands that
              --------------------------------------
no federal or state agency has passed upon the Option or the Option Shares, or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Option or the Option Shares.

          (f) Accredited Investor.  Director is an "accredited investor," as
              -------------------
such term is defined in Rule 501 promulgated under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Option and the Option Shares, and he is capable of bearing the economic risks of such investment and is able to bear a complete loss of his investment in the Option and the Option Shares.

          4.  Covenants.
              ---------

          (a) Extraordinary Corporate Events.  In case the Company after the
              ------------------------------
date hereof shall propose to: (i) pay any dividend payable in stock to the holders of Shares or to make any other distribution to the holders of Shares;
(ii) offer to the holders of Shares rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Shares (other than a reclassification involving merely the subdivision or combination of outstanding Shares) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of Shares), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to Director notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining
                                                                  -----------
the holders of Shares entitled to receive such stock dividends or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Shares of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Notice shall be given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of Shares for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) days prior to any record date to determine holders of Shares entitled to receive such securities or other property; provided, however, that if Director is attending the meeting at which
          -----------------
any such action is approved or taken, the notice prescribed by the preceding sentence shall have been deemed to have been made and no further notice shall be required hereunder. Failure to file any certificate or notice or to give any notice, or any defect in any certificate or notice pursuant to this Section l(a) shall not affect the legality or validity of the adjustment of the Share Exercise Price or the number of Shares purchasable upon exercise of the Option, or any transaction giving rise thereto.

          (b) Shareholder will not, from the Effective Date to and until the expiration of the Option in accordance with Section l(g) of Article 1, sell, transfer or otherwise encumber any Option Shares other than pursuant to the Option, except by operation of law or with the consent of Director.

                                  ARTICLE V.
                      REGISTRATION AND COME-ALONG RIGHTS
                      ----------------------------------

          1.  Registration Rights.  The Company and Shareholder hereby agree to
              -------------------
enter into a registration rights agreement (the "Registration Rights Agreement") in the form attached hereto as Exhibit A.

          2.  Come-Along Rights.  If any proposed transfer or series of related
              -----------------
transfers of Shares by Shareholder for value received would, upon consummation of such proposed transfer or transfers, result in a reduction of Shareholder's ownership of Shares to less than 50% of the issued and outstanding Shares, then Shareholder shall make no such sale or transfer, and shall make no subsequent sale or transfer, unless Shareholder shall (i) give Director notice of such transfer or transfers not less than 30 days prior to the consummation of such transfer or of the first in such series of transfers and (ii) permit Director to, or cause Director to be permitted to, sell to the proposed transferee or transferees of Shareholder's Shares (the "Transferee"), on terms and conditions at least as favorable to Director as the terms and conditions of such sale by Shareholder, the same proportionate part of the aggregate of the Option Shares as Shareholder shall sell of the aggregate of Shareholder's Shares (excluding Option Shares). Shareholder will reduce the number of Shares Shareholder will transfer to the extent necessary to accommodate such participation of Director hereunder; Transferee to purchase a greater number of Shares than initially proposed to be purchased that nothing in this Section shall require the Transferee to purchase a greater number of Shares than initially proposed to be purchased.

                                  ARTICLE VI.
                           MISCELLANEOUS PROVISIONS
                           ------------------------

          1. The provisions of this Agreement may be amended or waived only by a writing signed by all the parties hereto. This Agreement and the Registration Rights Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

          2. This Agreement is made and shall be governed by and construed in all respects in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of laws thereof which might refer such interpretation to the laws of a different state or jurisdiction.

          3. The representations, warranties and covenants made herein shall survive the closing of the transactions contemplated hereby.

          4. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the parties hereto including, without limitation, any assignee or transferee of the Option. With respect to any assignment or transfer of the Option, in whole or in part, by Director or any assignee or transferee of Director, (x) if the assignee or transferee of such assignment or transfer is not an Exempt Assignee (as defined below), such assignee or transferee shall, upon such assignment or transfer, have all of the rights of Director hereunder and under the Registration Rights Agreement, other than (a) those related to serving as a member of the Board (or expressing a willingness to do so) and (b) those relating to assignments and transfers to Exempt Assignees, so long as such assignee or transferee is assigned or transferred a portion of the Option covering at least 200,000 Shares (without taking into account any adjustments made to Shares after the date hereof), and (y) if the assignee or transferee of such assignment or transfer is an Exempt Assignee, such assignee or transferee shall, upon such assignment or transfer, have all of the rights of Director hereunder and under the Registration Rights Agreement, other than (a) those related to serving as a member of the Board (or expressing a willingness to do so), and (b) those relating to assignments and transfers to Exempt Assignees. "Exempt Assignee" means any affiliate of Director or Director's spouse, direct lineal ancestors and descendants, legal dependents, beneficiaries under a will or the laws of intestacy or a trust exclusively for the benefit of some or all of the foregoing. Any assignee or transferee of this Option (or any part thereof) who is entitled under this Section 4 to the rights of Director hereunder is a "Permitted Assignee".

          5. All notices required or permitted hereunder shall be in writing and shall be delivered in person or by facsimile, courier or registered mail, addressed as follows:

              If to the Company:   Yurie Systems, Inc.
                                   4601 Presidents Drive
                                   Suite 210
                                   Lanham, MD  20706


              If to Shareholder:   Mr. Jeong H. Kim
                                   c/o Yurie Systems, Inc.
                                   4601 Presidents Drive
                                   Suite 210
                                   Lanham, MD  20706

              If to Director:      Kenneth D. Brody
                                   Suite 500 West
                                   555 Thirteenth St., N.W.
                                   Washington, D.C.  20004


          If personally delivered, such communication shall be deemed delivered upon actual receipt; if sent by telecopier or facsimile transmission, such communication shall be deemed delivered the day of transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this Section, such communication shall be deemed delivered upon receipt; and if sent by registered mail pursuant to this Section 5, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

          6. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this agreement shall not in any way be affected or impaired thereby.

          7. This Agreement shall terminate upon the expiration of the Option under Section l(g) Article I.

          8. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                    JEONG H. KIM


                                    ______________________________



                                    KENNETH D. BRODY


                                    _______________________________



                                    YURIE SYSTEMS, INC., a Maryland
                                    corporation

                                    By:  ____________________________
                                    Its: Executive Vice President